AGREEMENT OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS


                             ________________, 19__


H.J. Meyers & Co., Inc.
  As Representative of the
  referenced Underwriters
1895 Mt. Hope Avenue
Rochester, New York 14620

Ladies and Gentlemen:

         Pursuant to a certain Underwriting Agreement (the "Underwriting Agreement") dated this date (the "Effective Date") between Life Critical Care Corporation, a Delaware corporation (the "Company"), and you, as Representative of the several Underwriters, including yourself, named therein (the "Underwriters"), the Company proposes to sell to the Underwriters, pursuant to a registration statement (File No. 333-14755) on Form SB-2 relating to the public offering thereof (the "Offering"), shares of the common stock, $.01 par value, of the Company (the "Shares"). Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings given them by the Underwriting Agreement.

         To induce you to enter into the Underwriting Agreement, and in consideration thereof, each of the undersigned, being an officer, director or principal stockholder of the Company (each, an "Individual") agrees as follows:


         Covenants. Each Individual, for himself individually and not jointly, covenants and agrees with each Underwriter and the Company that:

         (a) Restriction on Future Sales. For a period of 18 months following the Effective Date, such Individual shall not, without your prior written consent, sell, assign, hypothecate, pledge or otherwise dispose of, directly or indirectly, any Shares now or hereafter owned by him (whether acquired through option exercise or otherwise), and such Individual hereby agrees to permit all certificates evidencing such Shares to be endorsed with the appropriate restrictive legends, and consents to the placement of appropriate stop transfer orders with the transfer agent for the Company.

         (b) Certain Market Practices. Such Individual represents that he has not taken, and agrees that he shall not take, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, or which has constituted, the stabilization or manipulation of the price of the Shares to facilitate the sale or resale thereof.

         (c) Certain Representations. Such Individual shall not make any written or oral representation in connection with the offering and sale of the Shares or the Representative's Warrant which is not contained in the Prospectus, which is otherwise inconsistent with or in contravention of anything contained in the Prospectus, or which shall constitute a violation of the Securities Act of 1933, as amended (the "Act"), the rules and regulations promulgated thereunder, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated thereunder.

         (d) Rule 144 Sales. For a period of three years following the First Closing Date, you shall have the right to purchase for your own account, or to sell for the account of such Individual, all securities of the Company sold by such Individual pursuant to Rule 144 of the rules and regulations promulgated under the Act.

     2. Representations and Warranties. Each Individual, for himself individually and not jointly, represents and warrants to, and agrees with, each Underwriter and the Company (except that Individuals who are not party to the Stock Escrow Agreement make no representations or warranties whatsoever with respect to the Stock Escrow Agreement) as follows:

         (a) Enforceability. This Agreement and the Stock Escrow Agreement have been duly and validly executed and delivered by such Individual and, assuming due execution thereof by you or the Company, as the case may be, constitutes valid and binding obligations of such Individual, enforceable against him in accordance with their respective terms.

         (b) No Conflict. The compliance by such Individual with all of the provisions of this Agreement and the Stock Escrow Agreement will not conflict with or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance pursuant to the terms of, any contract, indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which such Individual is a party or by which he may be bound or to which any of his property or assets are subject, nor will such action result in any violation of the provisions of any statute, order, rule or regulation applicable to such Individual of any court or governmental authority having jurisdiction over him or his property.

         (c) Stockholder Agreements; Registration Rights. Such Individual has no rights with respect to the purchase, sale or registration of any Shares, except as set forth on Schedule I hereto.

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

         (d) No NASD Affiliation. Such Individual has no direct or indirect affiliation or association with any member of the National Association of Securities Dealers, Inc.

     3.  Effectiveness.   This  Agreement  shall  become   effective  upon   the
effectiveness, in accordance with its terms, of the Underwriting Agreement.

     4. Termination. This Agreement shall terminate upon the termination by you of the Underwriting Agreement in accordance with the terms of the Underwriting Agreement.

     5.  In General.

         (a) Survival. The respective covenants, representations and warranties of the Individuals set forth in this Agreement shall survive delivery of and payment for the Shares.

         (b) Parties in Interest. This Agreement is made solely for the benefit of the Underwriters and, to the extent expressed, the Individuals, any person controlling an Underwriter, and their respective executors, administrators, successors and assigns; and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such, of Shares from an Underwriter.

         (c) Gender. Wherever used herein, the masculine pronoun shall include the feminine and the neuter, as appropriate in the context.

         (d) Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

         (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding

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

agreement among the Individuals, the Company and the Underwriters in accordance with its terms.

                             Yours very truly,

                             MORGENTHAU BRIDGE INVESTMENT
                                LIMITED PARTNERSHIP

                             By: Morgenthau Bridge Financing Corp.,
                                 General Partner

                                 By: _________________________________
                                     Richard M. Andzel, Vice President

                             MORGENTHAU BRIDGE LOAN LLC

                             By: Morgenthau Bridge Financing Corp.,
                                 Manager

                                 By: _________________________________
                                     Richard M. Andzel, Vice President


                             _________________________________________
                             Thomas H. White

                             _________________________________________
                             Gregory A. Poloni

                             _________________________________________
                             Anthony R. Morgenthau

                             _________________________________________
                             Richard M. Andzel

                             _________________________________________
                             Amy E. Parker

                             Sterling Trust Company, Trustee, FBO
                             Gregory A. Poloni


                             By: _____________________________________
                                 Name:
                                 Title:

                             Sterling Trust Company, Trustee, FBO
                             Anthony R. Morgenthau


                             By: _____________________________________
                                 Name:
                                 Title:

                             Sterling Trust Company, Trustee, FBO
                             Richard M. Andzel


                             By: _____________________________________
                                 Name:
                                 Title:

                             Sterling Trust Company, Trustee, FBO
                             Amy E. Parker


                             By: _____________________________________
                                 Name:
                                 Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

H.J. MEYERS & CO., INC.
     As Representative of the
     referenced Underwriters


By: ________________________________
     Name:
     Title:

LIFE CRITICAL CARE CORPORATION


By: ________________________________
     Name:
     Title:

                                   Schedule I

                  Morgenthau   Bridge   Investment   Limited   Partnership   and
Morgenthau Bridge Loan LLC (the "Bridge Funds") each have registration and related rights under and pursuant to those certain Loan and Securities Purchase Agreements each dated August 12, 1995 between each of the Bridge Funds and Life Critical Care Corporation which have been subordinated pursuant to that certain Letter Agreement dated November 15, 1996 from the Bridge Funds to H.J. Meyers & Co. and the Company.

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